UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 10, 2025

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number

1-16305	PUGET ENERGY, INC.	91-1969407

A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004-5591 425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630

A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004-5591 425-454-6363

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 10, 2025, the Boards of Directors (the “Boards”) of Puget Energy, Inc. and Puget Sound Energy, Inc. (together, the “Companies”) appointed Bertrand (Bert) A. Valdman as a director of the Companies. The Boards have not yet determined the board committee or committees, if any, on which Mr. Valdman will serve.
Mr. Valdman, age 62, currently serves as the President & CEO of NorthStar Energy, a leading provider of fuel options to communities from Alaska to Hawaii to California and throughout the Northwestern US and Northern Rockies. Prior to this role, he was the President & CEO of Optimum Energy, the leading provider of data-driven cooling and heating optimization solutions for enterprise facilities and the Senior Vice President of Strategic Planning at Edison International. He brings over 35 years of experience in the energy industry in various roles, including Executive Vice President, COO, and CFO for Puget Sound Energy, and Managing Director for JP Morgan’s investment banking group in New York and Paris. In addition, Mr. Valdman serves on the board of the Seattle Art Museum, is the Chair of the Finance Committee of the Space Needle and is the Chair of the Compensation Committee of the Anvil Corporation.
The compensation offered to Mr. Valdman for his service as a director of the Companies will be the same as that offered to all non-employee
independent board members of the Companies, pursuant to the director compensation schedule filed as Exhibit 10.32 to the Companies’ Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.
Scott Armstrong provided notice of his intent to retire from the Boards and as a member of the applicable Board committees on which he serves, effective September 30, 2025. There were no disagreements between the Companies and Scott Armstrong that led to his decision to retire. “We are grateful for Scott’s many years of exemplary service as Chair and the valuable contributions he has made to the Companies,” said Mary E. Kipp, President and Chief Executive Officer of the Companies.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Dated: April 15, 2025	By:	/s/ Lorna Luebbe
	Name:	Lorna Luebbe
	Title:	Senior Vice President, Chief Sustainability Officer and General Counsel